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                                                                    EXHIBIT 21.1

                            GLOBALSANTAFE CORPORATION
                                AND SUBSIDIARIES
                              AS OF MARCH 12, 2003
                            -------------------------

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                                                                                STATE OR OTHER         PERCENT OF VOTING
                                                                                JURISDICTION OF        STOCK OWNED BY
NAME OF COMPANY                                                                  INCORPORATION         IMMEDIATE PARENT
---------------                                                                 ---------------        -----------------
GLOBALSANTAFE CORPORATION                                                       Cayman Islands               --
     GlobalSantaFe Holding Company (North Sea) Limited                          England                     100%
          GlobalSantaFe Drilling Company (North Sea) Limited                    England                     100%
          GlobalSantaFe Drilling Services (North Sea) Limited                   England                     100%
          GlobalSantaFe Techserv (North Sea) Limited                            England                     100%
     Resource Rig Supply Inc.                                                   Delaware                    100%
          Santa Fe Construction Co.                                             Delaware                    100%
          GlobalSantaFe Communications, Inc.                                    Delaware                    100%
     Santa Fe Drilling Operations, Inc.                                         Cayman Islands              100%
          Key International Drilling Company Limited                            Bermuda                     100%
          Desert Rig Operations, Inc.                                           Cayman Islands              100%
          GlobalSantaFe Offshore Services Inc.                                  Cayman Islands              100%
          GlobalSantaFe (Africa) Inc.                                           Cayman Islands              100%
     GlobalSantaFe International Services Inc.                                  Panama                      100%
          Santa Fe Drilling Company (U.K.) Limited                              England                     100%
          GlobalSantaFe Drilling Venezuela, C.A.                                Venezuela                   100%
          GlobalSantaFe Drilling Company (Overseas) Limited                     England                     100%
               GlobalSantaFe Drilling Company (North Caspian) Limited           England                     100%
     GlobalSantaFe Drilling (N.A.) N.V.                                         Netherlands Antilles        100%
          GlobalSantaFe Services Netherlands B.V.                               Netherlands                 100%
               P.T. Santa Fe Supraco Indonesia                                  Indonesia                    95%
               P.T. Santa Fe-Pomeroy Indonesia                                  Indonesia                    70%
     Platform Capital N.V.                                                      Netherlands Antilles        100%
          GlobalSantaFe Nederland B.V.                                          Netherlands                 100%
               GlobalSantaFe Drilling Company (Canada) Limited                  Nova Scotia                 100%
               Platform Financial N.V.                                          Netherlands Antilles        100%
               GlobalSantaFe AG                                                 Switzerland                  99.99%
               GlobalSantaFe (Norge) AS                                         Norway                      100%
               Santa Fe Drilling Company (Italy) S.r.l.                         Italy                       100%
     GlobalSantaFe Operations (Barbados) Inc.                                   Cayman Islands              100%
          Covent Garden - Servicos de Marketing LDA                             Portugal                     98%(a)
               GlobalSantaFe Group Financing Limited Liability Company          Hungary                      96.67%(b)
          GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.                Luxembourg                   99.8%(c)
          GlobalSantaFe Holdings Delaware LLC                                   Delaware                    100%
          GlobalSantaFe U.S. Holdings Inc.                                      Delaware                    100%
               Oilfield Services Inc.                                           Cayman Islands              100%
               Global Marine Inc.                                               Delaware                    100%
                        (SEE SEPARATE SECTION FOR SUBSIDIARIES OF GLOBAL MARINE INC.)
     Santa Fe Drilling (Nigeria) Limited                                        Nigeria                      60%
     Santa Fe Operations (Nigeria) Limited                                      Nigeria                      60%
     Geothermal Royalty Holdings, Inc.                                          Delaware                    100%
     Entities Holdings, Inc.                                                    Delaware                    100%
          Key Perfuracoes Maritimas Limitada                                    Brazil                      100%
          Santa Fe Braun Inc.                                                   Delaware                    100%
          Santa Fe Drilling Company of Venezuela, C.A.                          California                  100%
          Santa Fe Servicos de Perfuracao Limitada                              Brazil                      100%

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
SEPARATE SECTION FOR SUBSIDIARIES OF GLOBAL MARINE INC.
     Applied Drilling Technology Inc.                                           Texas                       100%
          Eaton Industries of Houston, Inc.                                     Texas                       100%
     Challenger Minerals Inc.                                                   California                  100%
     GlobalSantaFe Drilling Company                                             California                  100%
          Global Marine do Brasil Perfuracoes Ltda.                             Brazil                       50% (d)
          GlobalSantaFe Caribbean Inc.                                          California                  100%
          GlobalSantaFe Development Inc.                                        California                  100%
          GlobalSantaFe GOM Services Inc.                                       Delaware                    100%
          GlobalSantaFe Leasing Corporation                                     Bahamas                     100%
               GlobalSantaFe C.R. Luigs Limited                                 England                     100%
          GlobalSantaFe Holdings ApS                                            Denmark                     100%
               GlobalSantaFe Drilling Norway AS                                 Norway                      100%
               GlobalSantaFe Drilling Adriatic AS                               Norway                      100%
               GlobalSantaFe Drilling Services AS                               Norway                      100%
               GlobalSantaFe High Island III AS                                 Norway                      100%
          GlobalSantaFe Drilling Trinidad LLC                                   Delaware                    100%
     GlobalSantaFe Baltic Inc.                                                  Delaware                    100%
          GlobalSantaFe International Drilling Corporation                      Bahamas                      85.1%(e)
               GlobalSantaFe do Brasil Ltda.                                    Brazil                       50%(f)
               GlobalSantaFe Denmark Holdings ApS                               Denmark                     100%
                    GlobalSantaFe Norway AS                                     Norway                      100%
                    GlobalSantaFe B.V.                                          Netherlands                 100%
                         GlobalSantaFe International (Canada)                   Nova Scotia                 100%
                           Drilling Company
               GlobalSantaFe Denmark ApS                                        Denmark                     100%
               GlobalSantaFe North Sea Limited                                  Bahamas                     100%
               GlobalSantaFe Operations (Australia) Pty Ltd                     Australia                   100%
               GlobalSantaFe Overseas Limited                                   Bahamas                     100%
                    GlobalSantaFe West Africa Drilling Limited                  Bahamas                     100%
               Intermarine Services (International) Limited                     Bahamas                     100%
               GlobalSantaFe South America LLC                                  Delaware                    100%
               GlobalSantaFe Drilling U.K. Limited                              Scotland                    100%
                    GlobalSantaFe Onshore Services Limited                      Scotland                    100%
               Global Offshore Drilling Limited                                 Nigeria                      60%
     Campeche Drilling Services Inc.                                            Delaware                    100%
     GlobalSantaFe Arctic Ltd.                                                  Canada                      100%
     GlobalSantaFe Capital Investments Inc.                                     Delaware                    100%
          GlobalSantaFe Beaufort Sea Inc.                                       Delaware                    100%
     GlobalSantaFe Corporate Services Inc.                                      California                  100%
     GlobalSantaFe de Venezuela Inc.                                            Delaware                    100%
     Global Marine Drilling (Malaysia) Sdn. Bhd.                                Malaysia                    100%
     Intermarine Services Inc.                                                  Texas                       100%
     Turnkey Ventures de Mexico Inc.                                            Delaware                    100%

NOTES:

(a)     The remaining 2% is owned directly by GlobalSantaFe Holdings
        Delaware LLC.

(b)     The remaining 3.33% is owned directly by GlobalSantaFe Holdings
        Delaware LLC.

(c)     The remaining 0.20% is owned directly by GlobalSantaFe Holdings
        Delaware LLC.

(d)     The remaining 50% is owned directly by Global Marine Inc.

(e)     The remaining 14.9% is owned directly by GlobalSantaFe Drilling Company.

(f)     The remaining 50% is owned directly by GlobalSantaFe Overseas Limited.

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